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                                                                    EXHIBIT 10.2

This Third Amendment, dated as of March 12, 2001 (this "Third Amendment"), is entered into by and among WPS Receivables Corporation, as Transferor, WestPoint Stevens Inc., as initial Servicer, Blue Ridge Asset Funding Corporation, as Transferee and Wachovia Bank, N.A., as Administrator. Capitalized terms used herein without definition have the meanings ascribed to such terms in the Agreement.

         WHEREAS, Transferor, Servicer, Transferee and Administrator entered into that certain Asset Interest Transfer Agreement dated as of December 18, 1998 (as amended, the "Agreement"); and

         WHEREAS, the parties hereto desire to amend the Agreement in certain respects as provided herein;

         NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

1. The definition of "Scheduled Maturity Date" contained in Appendix A to the Agreement is hereby amended and restated in its entirety as follows:

                  ""Scheduled Maturity Date" means March 30, 2001, as extended pursuant to Section 1.06."

Except as expressly modified hereby, all terms and conditions of the Agreement remain in full force and effect. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.


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                  IN WITNESS WHEREOF, the parties have caused this Third
Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.


                                 WPS RECEIVABLES CORPORATION, as
                                       Transferor


                                 By: /s/ Nelson Griffith
                                     -------------------------------------------
                                     Name: Nelson Griffith
                                     Title: President


                                 WESTPOINT STEVENS INC., as initial
                                       Servicer


                                 By: /s/ Nelson Griffith
                                     -------------------------------------------
                                     Name: Nelson Griffith
                                     Title: Senior Vice President & Controller


                                 BLUE RIDGE ASSET FUNDING
                                       CORPORATION,
                                       as Transferee


                                 By: Wachovia Bank, N.A., Attorney-in-Fact


                                     By: /s/ Elizabeth R. Wagner
                                         ---------------------------------------
                                         Name: Elizabeth R. Wagner
                                         Title: Senior Vice President


                                 WACHOVIA BANK, N.A., as Administrator


                                 By: /s/ Frances W. Josephic
                                     -------------------------------------------
                                     Name: Frances W. Josephic
                                     Title: Vice President